UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2007
Yahoo! Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28018 (Commission File Number)	77-0398689 (I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California (Address of Principal Executive Offices)	94089 (Zip Code)
(408) 349-3300
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
1995 Stock Plan
     The Board of Directors of Yahoo! Inc. (the “Company”) previously adopted an amended and restated version of the Yahoo! Inc. 1995 Stock Plan (the “Restated 1995 Plan”). According to the preliminary results from the Company’s annual stockholders meeting held on June 12, 2007, the Company’s stockholders have approved the Restated 1995 Plan. Among other things, the Restated 1995 Plan reflects amendments to the plan to (i) increase the number of shares of the Company’s common stock available for award grants under the Restated 1995 Plan by 50,000,000 shares (so that a maximum of 704,000,000 shares of the Company’s common stock may be issued or delivered pursuant to awards granted under the plan); (ii) change the plan’s share-counting provisions so that each share issued in respect of restricted stock and certain other “full-value” awards under the plan will count as 2.00 shares against the plan’s share limits; (iii) eliminate certain minimum vesting requirements on restricted stock and restricted stock unit awards granted under the plan; and (iv) extend the Company’s authority to grant awards under the plan intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the U.S. Internal Revenue Code through the 2012 annual meeting of stockholders.
     A copy of the Restated 1995 Plan was previously filed as Annex A to the Company’s proxy statement dated April 30, 2007 and is incorporated herein by reference.
1996 Employee Stock Purchase Plan
     The Company’s Board of Directors previously approved an amendment to the Company’s Amended and Restated 1996 Employee Stock Purchase Plan (the “Purchase Plan”) to increase the number of shares authorized for issuance under the Purchase Plan by 15,000,000 shares (so that the maximum aggregate number of shares that may be issued under the Purchase Plan would increase to 45,000,000 shares). According to the preliminary results from the Company’s annual stockholders meeting held on June 12, 2007, the Company’s stockholders have approved the amendment to the Purchase Plan.
     A copy of the Purchase Plan was previously filed as Annex B to the Company’s proxy statement dated April 30, 2007 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

10.1	Yahoo! Inc. 1995 Stock Plan (incorporated by reference to Annex A to the Company’s definitive proxy statement filed on April 30, 2007).

10.2	Yahoo! Inc. Amended and Restated 1996 Employee Stock Purchase Plan (incorporated by reference to Annex B to the Company’s definitive proxy statement filed on April 30, 2007).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)
		By:	/s/Michael J. Callahan
Date:	June 15, 2007		Michael J. Callahan
Executive Vice President, General Counsel and Secretary

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